Exhibit 99.2

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 1 Penn National Gaming, Inc . Acceleration of Unique Omni - Channel Strategy September 29, 2020

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 2 Non - GAAP Financial Measures The Non - GAAP Financial Measures used in this presentation include Adjusted EBITDA, Adjusted EBITDAR, and Adjusted EBITDAR margin . These non - GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with G AAP . The Company defines Adjusted EBITDA as earnings before interest expense, net; income taxes; depreciation and amortization; stock - based compensation; debt extinguishment and fin ancing charges; impairment losses; insurance recoveries and deductible charges; changes in the estimated fair value of the Company’s contingent purchase price obligations ; g ain or loss on disposal of assets; the difference between budget and actual expense for cash - settled stock - based awards; pre - opening and acquisition costs; and other income or ex penses. Adjusted EBITDA is inclusive of income or loss from unconsolidated affiliates, with the Company’s share of non - operating items (such as depreciation and amortization) add ed back for the Company’s joint venture in Kansas Entertainment. Adjusted EBITDA is inclusive of rent expense associated with the Company’s triple net operating leases (the op era ting lease components contained within the Penn Master Lease and Pinnacle Master Lease (primarily land), the Meadows Lease, the Margaritaville Lease, and the Greektown Lease ). Although Adjusted EBITDA includes rent expense associated with the Company’s triple net operating leases, the Company believes Adjusted EBITDA is useful as a supplemental m eas ure in evaluating the performance of the Company’s consolidated results of operations. Adjusted EBITDA has economic substance because it is used by management as a pe rfo rmance measure to analyze the performance of the Company’s business, and is especially relevant in evaluating large, long - lived casino - hotel projects because it provides a p erspective on the current effects of operating decisions separated from the substantial non - operational depreciation charges and financing costs of such projects. The Company presents A djusted EBITDA because it is used by some investors and creditors as an indicator of the strength and performance of ongoing business operations, including the Company’s ability to service debt, and to fund capital expenditures, acquisitions and operations. These calculations are commonly used as a basis for investors, analysts and credit rating agenci es to evaluate and compare operating performance and value companies within the industry in which the Company operates. In order to view the operations of their casinos on a more st and - alone basis, gaming companies, including us, have historically excluded from their Adjusted EBITDA calculations certain corporate expenses that do not relate to the manag eme nt of specific casino properties. However, Adjusted EBITDA is not a measure of performance or liquidity calculated in accordance with GAAP. Adjusted EBITDA information is presen ted as a supplemental disclosure, as management believes that it is a commonly - used measure of performance in the gaming industry and that it is considered by many to be a key indicator of the Company’s operating results. The Company defines Adjusted EBITDAR as Adjusted EBITDA (as defined above) plus rent expense associated with triple net opera tin g leases (which is a normal, recurring cash operating expense necessary to operate the Company’s business). Adjusted EBITDAR is presented on a consolidated basis outside th e financial statements solely as a valuation metric. Management believes that Adjusted EBITDAR is an additional metric traditionally used by analysts in valuing gaming companies sub ject to triple net leases since it eliminates the effects of variability in leasing methods and capital structures. This metric is included as supplemental disclosure because (i) the Com pany believes Adjusted EBITDAR is traditionally used by gaming operator analysts and investors to determine the equity value of gaming operators and (ii) Adjusted EBITDAR is one of the metrics used by other financial analysts in valuing the Company’s business. The Company believes Adjusted EBITDAR is useful for equity valuation purposes because (i) its calculation is olates the effects of financing real estate; and (ii) using a multiple of Adjusted EBITDAR to calculate enterprise value allows for an adjustment to the balance sheet to recognize estim ate d liabilities arising from operating leases related to real estate. However, Adjusted EBITDAR when presented on a consolidated basis is not a financial measure in accordance with GAAP, and should not be viewed as a measure of overall operating performance or considered in isolation or as an alternative to net income because it excludes the rent expense asso cia ted with the Company’s triple net operating leases and is provided for the limited purposes referenced herein. Adjusted EBITDAR margin is defined as Adjusted EBITDAR on a conso lid ated basis (as defined above) divided by revenues on a consolidated basis. Adjusted EBITDAR margin is presented on a consolidated basis outside the financial statements solely as a valuation metric. Each of these non - GAAP financial measures is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure of comparing performance among different companies. See the tables in this presentation for reconciliations of these measures to the GAAP equivalent f ina ncial measures.

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 3 Forward - Looking Statements This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 19 95. These statements can be identified by the use of forward - looking terminology as such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or ot her variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. These forwar d looking statements, including statements regarding pro forma financial information; the Company’s expectations of future resu lts of operations and financial condition, including margins; the Company’s expectations for its properties, COVID - 19; continued demand for the gaming properties that have opened and the possibility that the Company’s gaming properties may be required to close again in the future due to COVID - 19; the impact of COVID - 19 on general economic conditions, capital markets, unemployment, and the Company’s liquidity, operations, supply chain and personnel; the Company’s ab ility to gain market share in the interactive gaming market with the Barstool sports betting app and other Penn Interactive gaming products; the Barstool sports betting app’s future revenue and profit contributions; expected launch of the Barstool sports app in future states; and the expected use of proceeds from the common stock offering are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financi al results and business. Accordingly, the Company cautions that the forward - looking statements contained herein are qualified by important factors that c ould cause actual results to differ materially from those reflected by such statements. Such factors include, but are not limited to: (a) the anticipated use of proceeds from the common stock offering; (b) the assumptions included in our f ina ncial guidance for the third quarter of 2020; (c) the magnitude and duration of the impact of COVID - 19 on general economic conditions, capital markets, unemployment, and the Company’s liquidity, operations, supply chain, and person nel ; (d) industry, market, economic, political, regulatory and health conditions; (e) disruptions in operations from data protection breaches, cyberattacks, extreme weather conditions, civil unrest, medical epidemics or pandemics such as CO VID - 19 (and reoccurrences), and other natural or manmade disasters or catastrophic events; (f) the reopening of the Company’s Zia Park gaming property is subject to various conditions, including regulatory approvals, potenti al delays and operational restrictions; (g) the Company’s ability to access additional capital on favorable terms or at all; (h) the Company’s ability to remain in compliance with the financial covenants of the Company’s debt obligations; (i) th e consummation of the Perryville transaction with GLPI is subject to various conditions, including third party agreements and approvals, and accordingly it may be delayed or may not occur at all; (j) actions to reduce costs and improve eff iciencies to mitigate losses as a result of COVID - 19 that could negatively impact guest loyalty and the Company’s ability to attract and retain employees; (k) the outcome of any legal proceedings that may be instituted against th e C ompany or its directors, officers or employees; (l) the impact of new or changes in current laws, regulations, rules or other industry standards; (m) the ability of the Company’s operating teams to drive revenue and margins; (n) the imp act of significant competition from other gaming and entertainment operations (including from Native American casinos, historic racing machines, state sponsored i - lottery products and VGTs in or adjacent to states in which the Company ope rates); (o) the Company’s ability (and the ability of its business partners) to obtain timely regulatory approvals required to own, develop and/or operate the Company’s properties, or other delays, approvals or impediments to completing the Co mpany’s planned acquisitions or projects, construction factors, including delays, and increased costs; (p) the passage of state, federal or local legislation (including referenda) that would expand, restrict, further tax, prevent or ne gatively impact operations in or adjacent to the jurisdictions in which the Company does or seeks to do business (such as a smoking ban at any of the Company’s properties or the potential award of additional gaming licenses proximate to the Com pan y’s properties, as recently occurred in Illinois, Nebraska and Pennsylvania); (q) the effects of local and national economic, credit, capital market, housing, and energy conditions on the economy in general and on the gaming and lod gin g industries in particular; (r) the activities of the Company’s competitors (commercial and tribal) and the rapid emergence of additional significant potential competitors (traditional, tribal, internet, social, sweepstakes based and VG Ts in bars and truck stops) in or adjacent to the jurisdictions in which the Company does or seeks to do business; (s) increases in the effective rate of taxation for any of the Company’s operations or at the corporate level; (t) the Company’s abi lity to identify attractive acquisition and development opportunities (especially in new business lines) and to agree to terms with, and maintain good relationships with partners and municipalities for such transactions; (u) the costs and risk s i nvolved in the pursuit of such opportunities and the Company’s ability to complete the acquisition or development of, and achieve the expected returns from, such opportunities; (v) the impact of weather, including flooding, hurricanes and torn ado es and the ability to recover associated insurance proceeds; (w) changes in accounting standards; (x) the risk of failing to maintain the integrity of the Company’s information technology infrastructure and safeguard the Company’s busin ess , employee and customer data (particularly as the Company’s iGaming division grows); (y) with respect to the Company’s iGaming and sports betting endeavors, the impact of significant competition from other companies for online sports bet ting, iGaming and sportsbooks, the Company’s ability to achieve the expected financial returns related to the Company’s investment in Barstool Sports, the Company’s ability (and the ability of the Company’s business partners) to ob tai n timely regulatory approvals and iOS approval required to own, develop and/or operate sportsbooks may be delayed and there may be impediments and increased costs to launching the online betting, iGaming and sportsbooks, including del ays, and increased costs, intellectual property and legal and regulatory challenges, as well as the Company’s ability to successfully develop innovative products that attract and retain a significant number of players in orde r t o grow the Company’s revenues and earnings, the Company’s ability to establish key partnerships, and the Company’s ability to generate meaningful returns and the risks inherent in any new business; (z) the impact of significant co mpe tition from other companies for online sports betting; (aa) the Company’s ability to achieve the expected financial returns related to its Barstool Sportsbook app; (bb) the risk of failing to maintain the integrity of the Company’s in formation technology infrastructure and safeguard its business, employee and customer data in connection with the Company’s online sports betting; (cc) the Company’s and its business partners’ ability to obtain various regulatory approvals re quired to own, develop and/or operate the Barstool Sportsbook app may be delayed or may not occur; and (dd) other factors included in “Risk Factors,” in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2019, the Company’s Quarterly Reports on Form 10 - Q for the quarters ended March 31, 2020 and June 30, 2020, subsequent Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, each as filed with the U.S. Securities and Exchange C ommission. The Company does not intend to update publicly any forward - looking statements except as required by law. In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentati on may not occur.

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 4 Recent Equity Offering » Offering Summary • On September 29, 2020, we raised gross proceeds of $982.1 million of common stock • As such, our pro forma net traditional debt at 6/30/20 is only ~$1.0 billion » Rationale for Offering • Fortify and de - risk our balance sheet • Digitize and evolve the brick and mortar experience • Accelerate our highly differentiated omni - channel strategy ‒ Launch the Barstool Sportsbook app in new markets ‒ Develop new products, features and exclusive content through our partnership with Barstool Sports ‒ Establish Barstool - branded retail sports books and standalone entertainment destinations in key markets ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 5 Performance Update » 3Q20 Expected Results: • Revenue: $1,040M - $1,145M (Consensus Estimates: $1,014M 1 ) • EBITDAR: $410M - $450M (Consensus Estimates: $324M 1 ) » For reopened properties 2 from the applicable date of reopening in Q3 through 9/21/20 compared to the prior year period: • Revenues declined 11% • EBITDAR increased 18% • Property EBITDAR Margins expanded over 1,020 basis points 1 IBES consensus estimates per Reuters Eikon as of 9/23/20. | 2 Excludes L’Auberge Lake Charles in September due to Hurricane Laura impact.

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 6 New State Launches Shareable Bet Slips Live Streaming Content Enhanced Barstool Integrations New Sportsbook Features Best in Class iCasino New Product Offerings Indiana West Virginia Michigan my choice integration Live Dealer Customized iCasino Content Digitize Brick & Mortar Cashless, Cardless, Contactless Technology Advanced Data Analytics Accelerating Our Strategy

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 7 Unique Omni - Channel Platform 66m Stoolies 20m members Retail Sportsbooks Regional Casinos Mobile Sportsbook Mobile iCasino

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 8 Barstool Retail Sportsbooks » Accelerating plans to convert our retail sportsbook to Barstool Sportsbooks and attract new demographics to our properties • 4 currently under construction • All major retail sportsbooks converted by year end 2021 » Capitalize on Barstool’s loyal fan base by leveraging the Barstool brand in our existing retail sportsbook » Host events with Barstool personalities on our properties ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 9 Barstool Sports Betting App THE BARSTOOL SPORTSBOOK APP COMBINES BARSTOOL TALENT WITH THE MOBILE SPORTS BETTING EXPERIENCE

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 10 391 3 6 293 47 55 INSTAGRAM FOLLOWERS TWITTER FOLLOWERS Barstool’s Unmatched Following 8,800 106 86 2,500 300 232 (#’s in Thousands) (#’s in Thousands) WITHIN JUST ONE WEEK SINCE THE APP’S LAUNCH , BARSTOOL SPORTSBOOK HAS A LARGER AND MORE LOYAL SOCIAL MEDIA FOLLOWING THAN DRAFTKINGS AND FANDUEL

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 11 The Next Generation of Online Betting CREATING WIDELY FOLLOWED CONTENT AROUND SPORTS BETTING… AND NEW AND ENGAGING WAYS TO BET BARSTOOL HAS CULTIVATED AN ENTERTAINING DESTINATION FOR SPORTS BETTORS…

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 12 Early Success in Pennsylvania 24K Registrations in PA in first 4 days of launch 12K First Time Depositors in PA represents average deposit size of $243 30,000 App Downloads in Pennsylvania #1 Most Downloaded Sports Betting and Sports App Nationally On the App Store during the first weekend live with one state launched $0 $11M Total Handle 22% on picks promoted by Barstool 4.9 Average Rating on App Store 180K App Downloads in U.S. 95% of registrations new to Penn ecosystem External Marketing Spend on launch of Barstool Sportsbook OPENING WEEKEND RESULTS…

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 13 The Omni - Channel Advantage The more channels the customers participate in, the more value they generate Base 4.8x 5.0x 12.6x 0.6x 0.6x Retail Sports Only iCasino Only Casino Only Casino & iCasino Casino & Retail Sports Casino, iCasino & Retail Sports Industry - leading mychoice loyalty program connects all channels to encourage consolidated play Note: Value per customer based on estimated Theo per guest (May’19 – Aug’20) | Retail sports betting value is based on actual wi n.

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 14 Sports Betting and iCasino Opportunity – Updated Illustrative Market Share and Financial Impact ($bn) We can achieve ~ 13% market share by 2025 if we convert just 6% of both the 66 million Barstool audience and the 5 million active members in mychoice to sports betting and iCasino customers Market Share 8% 13% 19% Barstool and mychoice Database Conversion 1 Source: Market share based on Barclays Research estimate of 2025 market size of $24bn. | 1 Assumes 30% cross - sell rate between sports betting into iCasino, with average revenue per paying user of $300 for sports bettin g and $1,500 for iCasino, at 30% EBITDA margins. $ 1.9 $ 3.2 $ 4.5 $ 0.6 $ 1.0 $ 1.4 4% 6% 9% Revenue EBITDA

ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 15 Appendix ibdroot \ projects \ IBD - NY \ hadley2020 \ 662888_1 \ Investor Presentation \ Template (From PNG) \ Project Fastbreak Investor Presentation_vF (Part 1).pptx 16 GAAP to Non - GAAP Reconciliation ($ in millions) 2017 2018 2019 For the six months ended June 30, 2020 Net income $ 473.4 $ 93.5 $ 43.1 $(823.0) Income tax expense (benefit) (498.5) (3.6) 43.0 (157.9) Loss on early extinguishment of debt 24.0 21.0 - - Income from unconsolidated affiliates (18.7) (22.3) (28.4) (2.4) Interest expense, net 463.2 538.4 534.2 264.8 Other expense (income) 2.3 7.1 (20.0) (7.5) Operating income $ 445.7 $ 634.1 $ 571.9 $(726.0) Stock - based compensation 1 7.8 12.0 14.9 8.9 Cash - settled stock - based award variance 1,2 23.4 (19.6) 0.8 7.2 Loss on disposal of assets 1 0.2 3.2 5.5 (27.9) Contingent purchase price 1 (6.8) 0.5 7.0 (1.4) Pre - opening and acquisition costs 1 9.7 95.0 22.3 6.7 Depreciation and amortization 267.1 269.0 414.2 187.6 Impairment losses 18.0 34.9 173.1 616.1 Provision for (recoveries on) loan loss and unfunded loan commitments 89.8 (17.0) - - Insurance recoveries, net of deductible charges 1 (0.3) (0.1) (3.0) (0.1) Income from unconsolidated affiliates 18.7 22.3 28.4 2.4 Non - operating items of equity method investments 3 5.8 5.1 3.7 2.0 Adjusted EBITDA $ 879.1 $ 1,039.4 $ 1,238.8 $ 75.5 Rent expense associated with triple net operating leases 1 0.0 3.8 366.4 201.3 Adjusted EBITDAR $ 879.1 $ 1,043.2 $ 1,605.2 $ 276.8 Net income margin 15.0% 2.6% 0.8% (57.9)% Adjusted EBITDAR margin 27.9% 29.1% 30.3% 19.5% (1) These items are included in “general and administrative” within the Company’s unaudited Condensed Consolidated Statements of Operations.(2) The Company’s cash - settled stock - based awards are adjusted to fair value each reporting period based primarily on the price of the Company’s common stock. As such, sig nificant fluctuations in the price of the Company’s common stock during any reporting period could cause significant variances to budget on cash - settled stock - based awards. During six mon ths ended June 30, 2020, the price of the Company’s common stock increased significantly, which resulted in unfavorable variances to budget, (3) Consists principally of interest expens e, net; income taxes; depreciation and amortization; and stock - based compensation expense associated with Barstool Sports and our Kansas Entertainment joint venture.